Exhibit 10.1

SMX (Security Matters) Public Limited Company

Mespil Business Centre

Mespil House, Sussex Road

Dublin 4, Ireland, D04 T4A6

+353-1-920-1000

June 5, 2024

Via E-Mail

Generating Alpha Ltd.

Generatingalphaltd@pm.me

Dave@alphacapitalmgt.com

Attention: David Martin

Re:	Amendment Agreement

Ladies & Gentlemen:

Reference is hereby made to that Stock Purchase Agreement (the “Agreement”) dated as of the 19th day of April 2024, between Generating Alpha Ltd., a Saint Kitts and Nevis Company, and SMX (Security Matters) Public Limited Company, an Irish public limited company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Agreement. The Company and the Investor hereby agree that the Agreement is amended as follows:

1. Section 1.28 (Maximum Put Amount) of the Agreement is hereby amended to replace “$500,000” with “$833,333”.

2. Section 12.4 (Commitment Fee) of the Agreement is hereby amended to replace “three (3) month” with “one (1) month”.

3. Except expressly amended by this letter (this “Amendment”), the Agreement shall remain in full force and effect.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows Immediately]

Sincerely yours,

SMX (Security Matters) Public Limited Company

By:	/s/ Haggai Alon
Name:	Haggai Alon
Title:	CEO

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST

ABOVE WRITTEN

Generating Alpha Ltd.

By:	/s/ Maria Cano
Name:	Maria Cano
Title:	Director